Prepared by, Record and Return to: Patrick R. Gillard Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103 (215) 864-8536 Counterpart JO .of 30 PECO ENERGY COMPANY TO U.S. BANK NATIONAL ASSOCIATION, TRUSTEE ONE HUNDRED AND TWENTY-THIRD SUPPLEMENTAL INDENTURE DATED AS OF JUNE 1,2023 TO FIRST AND REFUNDING MORTGAGE OF THE COUNTIES GAS AND ELECTRIC COMPANY TO FIDELITY TRUST COMPANY, TRUSTEE DATED MAY 1, 1923 4.900% SERIES DUE 2033 (New Series)

THIS SUPPLEMENTAL INDENTURE dated as of June 1,2023 by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows: 1

Supplemental Indenture and Date First September I, 1926 Second May 1, 1927 Third May 1, 1927 Parties Counties Company to Fidelity-Philadelphia Trust Company (Successor to Fidelity Trust Company) Suburban Company to Fidelity-Philadelphia Trust Company Suburban Company to Fidelity-Philadelphia Trust Company Fourth November 1, 1927 Fifth January 31, 1931 Sixth February 1, 1931 Seventh March 1, 1937 Eighth December 1, 1941 Ninth November 1, 1944 Tenth December 1, 1946 Suburban Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Providing for: Bonds of 5% Series of 1926 Evidencing succession of Suburban Company to Counties Company Bonds of 4-1/2% Series due 1957; amendment of certain provisions of Mortgage Additional Bonds of 4-1/2% Series due 1957 Evidencing succession of Company to Suburban Company Bonds of 4% Series due 1971 Bonds of 3-1/2% Series due 1967; amendment of certain provisions of Mortgage Bonds of 2-3/4% Series due 1971; amendment of certain provisions of Mortgage Bonds of 2-3/4% Series due 1967 and 2-3/4% Series due 1974; amendment of certain provisions of Mortgage Bonds of 2-3/4% Series due 1981; amendment of certain provisions of Mortgage* 2

Supplemental Indenture and Date Eleventh February 1, 1948 Twelfth January 1, 1952 Thirteenth May 1, 1953 Fourteenth December 1, 1953 Fifteenth April 1, 1955 Sixteenth September 1, 1957 Seventeenth May 1, 1958 Eighteenth December 1, 1958 Nineteenth October 1, 1959 Twentieth May 1, 1964 Twenty-first October 15, 1966 Parties Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Company to Fidelity-Philadelphia Trust Company Providing for: Bonds of 2-7/8% Series due 1978* Bonds of 3-1/4% Series due 1982* Bonds of 3-7/8% Series due 1983* Bonds of 3-1/8% Series due 1983* Bonds of 3-1/8% Series due 1985* Bonds of 4-5/8% Series due 1987; amendment of certain provisions of Mortgage* Bonds of 3-3/4% Series due 1988; amendment of certain provisions of Mortgage* Bonds of 4-3/8% Series due 1986* Bonds of 5% Series due 1989* Bonds of 4-1/2% Series due 1994* Bonds of 6% Series due 1968-1973* 3

Supplemental Indenture and Date Parties Providing for: Twenty-second June 1, 1967 Twenty-third October 1, 1957 Twenty-fourth March 1, 1968 Twenty-fifth September 10, 1968 Twenty-sixth August 15, 1969 Twenty-seventh February 1, 1970 Twenty-eighth May 1, 1970 Twenty-ninth December 15, 1970 Thirtieth August 1, 1971 Thirty-first December 15, 1971 Thirty-second June 15, 1972 Thirty-third January 15, 1973 Thirty-fourth January 15, 1974 Thirty-fifth October 15, 1974 Company to The Fidelity Bank (formerly Fidelity-Philadelphia Trust Company) Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Bonds of 5-1/4 % Series due 1968-1973 and 5-3/4% Series due 1977* Bonds of 6-1/8 % Series due 1997* Bonds of 6-1/2% Series due 1993; amendment of Article XIV of Mortgage* Bonds of 1968 Series due 1969-1976* Bonds of 8% Series due 1975* Bonds of 9% Series due 1995* Bonds of 8-1/2% Series due 1976* Bonds of 7-3/4% Series due 2000* Bonds of 8-1/4% Series due 1996* Bonds of 7-3/8% Series due 2001; amendment of Article XI of Mortgage* Bonds of 7-1/2% Series due 1998* Bonds of 7-1/2% Series due 1999* Bonds of 8-1/2% Series due 2004 Bonds of 11% Series due 1980* Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank 4

Supplemental Indenture and Date Thirty-sixth April 15, 1975 Thirty-seventh August 1, 1975 Thirty-eighth March 1, 1976 Parties Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Providing for: Bonds of 11-5/8% Series due 2000* Bonds of 11% Series due 2000* Bonds of 9-1/8% Series due 2006* Thirty-ninth August 1, 1976 Fortieth February 1, 1977 Company to The Fidelity Bank Company to The Fidelity Bank Bonds of 9-5/8% Series due 2002* Bonds of Pollution Control Series A and Pollution Control Series B* Forty-first March 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2007* Forty-second July 15, 1977 Forty-third March 15, 1978 Company to The Fidelity Bank Company to The Fidelity Bank Bonds of 8-5/8% Series due 2003* Bonds of 9-1/8% Series due 2008* Forty-fourth October 15, 1979 Company to The Fidelity Bank Bonds of 12-1/2% Series due 2005* Forty-fifth October 15, 1980 Company to The Fidelity Bank Bonds of 13-3/4% Series due 1992* Forty-sixth March 1, 1981 Forty-seventh March 1, 1981 Forty-eighth July 1, 1981 Forty-ninth September 15, 1981 Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Bonds of 15-1/4% Series due 1996; amendment of Article VIII of Mortgage* Bonds of 15% Series due 1996; amendment of Article VIII of Mortgage* Bonds of 17-5/8% Series due 2011* Bonds of 18-3/4% Series due 2009*

Supplemental Indenture and Date Fiftieth April I, 1982 Fifty-first October 1, 1982 Fifty-second June 15, 1983 Fifty-third November 15, 1984 Parties Company to The Fidelity Bank Company to The Fidelity Bank Company to The Fidelity Bank Company to Fidelity Bank, National Association (formerly The Fidelity Bank) Providing for: Bonds of \S9c Series due 2012* Bonds of 15-3/8% Series due 2010* Bonds of 13-3/8% Series due 2013* Bonds of 13.05% Series due 1994; amendment of Article VIII of Mortgage* Fifty-fourth December 1, 1984 Fifty-fifth May 15, 1985 Fifty-sixth October 1, 1985 Fifty-seventh November 15, 1985 Fifty-eight November 15, 1985 Fifty-ninth June 1, 1986 Sixtieth November 1, 1986 Sixty-first November 1, 1986 Sixty-second April I, 1987 Sixty-third July 15, 1987 Sixty-fourth July 15, 1987 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Bonds of 14% Series due 1988-1994; amendment of Article VIII of Mortgage* Bonds of Pollution Control Series C* Bonds of Pollution Control Series D* Bonds of 10-7/8% Series due 1995* Bonds of 11-3/4% Series due 2014* Bonds of Pollution Control Series E* Bonds of 10-1/4% Series due 2016* Bonds of 8-3/4% Series due 1994* Bonds of 9-3/8% Series due 2017* Bonds of 11 % Series due 2016* Bonds of 10% Series due 1997* 6

Supplemental Indenture and Date Parties Sixty-fifth August 1, 1987 Sixty-sbcth October 15, 1987 Sixty-seventh October 15, 1987 Sixty-eighth April 15, 1988 Sixty-ninth April 15, 1988 Seventieth June 15, 1989 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Seventy-first October 1, 1989 Seventy-second October 1, 1989 Seventy-third October 1, 1989 Seventy-fourth October 15, 1990 Seventy-fifth October 15, 1990 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Seventy-sixth April 1, 1991 Company to Fidelity Bank, National Association Seventy-seventh December 1, 1991 Company to Fidelity Bank, National Association Seventy-eighth January 15, 1992 Seventy-ninth April 1, 1992 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Providing for: Bonds of 10-1/4% Series due 2007* Bonds of 11% Series due 1997* Bonds of 12-1/8% Series due 2016* Bonds of 10% Series due 1998* Bonds of 11% Series due 2018* Bonds of 10% Series due 2019* Bonds of 9-7/8% Series due 2019* Bonds of 9-1/4% Series due 1999* Medium-Term Note Series A* Bonds of 10-1/2% Series due 2020* Bonds of 10% Series due 2000* Bonds of Pollution Control Series F and Pollution Control Series G* Bonds of Pollution Control Series H* Bonds of 7-1/2% 1992 Series due 1999* Bonds of 8% Series due 2002* 7

Supplemental Indenture and Date Parties Providing for: Eightieth April 1, 1992 Eighty-first June 1, 1992 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Eighty-second June 1, 1992 Company to Fidelity Bank, National Association Eighty-third July 15, 1992 Company to Fidelity Bank, National Association Eighty-fourth September 1, 1992 Eighty-fifth September 1, 1992 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Eighty-sixth March 1, 1993 Company to Fidelity Bank, National Association Eighty-Seventh March 1, 1993 Company to Fidelity Bank, National Association Eighty-eighth March 1, 1993 Company to Fidelity Bank, National Association Eighty-ninth May 1, 1993 Ninetieth May 1, 1993 Ninety-first August 15, 1993 Ninety-second August 15, 1993 Ninety-third August 15, 1993 Company to Fidelity Bank, National Association Company to Fidelity Bank, National Association Company to First Fidelity Bank, N.A., Pennsylvania Company to First Fidelity Bank, N.A., Pennsylvania Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 8-3/4% Series due 2022* Bonds of Pollution Control Series I* Bonds of 8-5/8% Series due 2022* Bonds of 7-1/2% Series due 2002* Bonds of 8-1/4% Series due 2022* Bonds of 7-1/8% Series due 2002* Bonds of 6-5/8% Series due 2003* Bonds of 7-3/4% Series due 2023* Bonds of Pollution Control Series J, Pollution Control Series K, Pollution Control Series L and Pollution Contro: Series M* Bonds of 6-1/2% Series due 2003* Bonds of 7-3/4% Series 2 due 2023* Bonds of 7-1/8% Series due 2023* Bonds of 6-3/8% Series due 2005* Bonds of 5-3/8% Series due 1998*

Supplemental Indenture and Date Parties Ninety-fourth November 1, 1993 Ninety-fifth November 1, 1993 Ninety-sixth May 1, 1995 Ninety-seventh October 15, 2001 Ninety-eighth October 1,2002 Ninety-ninth September 15, 2002 One Hundredth April 15, 2003 One Hundred and First April 15, 2004 One Hundred and Second September 15,2006 Company to First Fidelity Bank, N.A., Pennsylvania Company to First Fidelity Bank, N.A., Pennsylvania Company to First Fidelity Bank, N.A., Pennsylvania Company to First Union National Bank (formerly First Fidelity Bank, N.A., Pennsylvania) Company to Wachovia Bank, National Association Company to Wachovia Bank, National Association Company to Wachovia Bank, National Association Company to Wachovia Bank, National Association Company to Wachovia Bank, National Association One Hundred and Third March 15, 2007 One Hundred and Fourth February 15, 2008 One Hundred and Fifth February 15, 2008 One Hundred and Sixth September 15, 2008 One Hundred and Seventh March 15, 2009 One Hundred and Eighth September 1, 2012 Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Providing for: Bonds of 7-1/4% Series due 2024* Bonds of 5-5/8% Series due 2001 * Medium Term Note Series B* Bonds of 5.95% Series due 2011* Bonds of 5.95% Series Due 2011* Bonds of 4.75% Series Due 2012* Bonds of 3.50% Series Due 2008* Bonds of 5.90% Series Due 2034* Bonds of 5.95% Series Due 2036; amendment of certain provisions of Mortgage* Bonds of 5.70% Series Due 2037* Bonds of 5.35% Series Due 2018* Bonds of Pollution Control Series N* Bonds of 5.60% Series Due 2013* Bonds of 5.00% Series Due 2014* Bonds of 2.375% Series Due 2022* 9

Supplemental Indenture and Date Parties Providing for: One Hundred and Ninth September 15, 2013 One Hundred and Tenth September 15, 2013 One Hundred and Eleventh September 1, 2014 One Hundred and Twelfth September 15, 2015 One Hundred and Thirteenth September 1, 2016 One Hundred and Fourteenth September 1, 2017 One Hundred and Fifteenth February I, 2018 One Hundred and Sixteenth September 1, 2018 One Hundred and Seventeenth August 15, 2019 One Hundred and Eighteenth June 1, 2020 One Hundred and Nineteenth February 15, 2021 One Hundred and Twentieth September 1, 2021 Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Company to U.S. Bank National Association Bonds of 1.200% Series Due 2016* Bonds of 4.800% Series Due 2043* Bonds of 4.150% Series Due 2044* Bonds of 3.15% Series Due 2025* Bonds of 1.700% Series Due 2021* Bonds of 3.700% Series Due 2047* Bonds of 3.900% Series Due 2048* Bonds of 3.900% Series Due 2048 (Additional Issuance of Bonds of 3.900% Series due 2048) Bonds of 3.000% Series Due 2049* Bonds of 2.800% Series Due 2050* Bonds of 3.050% Series Due 2051 * Bonds of 2.850% Series Due 2051* One Hundred and Twenty- first May 1, 2022 One Hundred and Twenty- second August 1, 2022 *And amendment of certain Company to U.S. Bank National Association Company to U.S. Bank National Association Bonds of 4.600% Series Due 2052* Bonds of 4.375% Series Due 2052* Indenture. provisions of the Ninth Supplemental 10

WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows: PRINCIPAL Series AMOUNT 5.90% Series due 2034 $75,000,000 5.95% Series due 2036 300,000,000 5.70% Series due 2037 175,000,000 4.80% Series due 2043 250,000,000 4.150% Series due 2044 300,000,000 3.150% Series due 2025 350,000,000 3.700% Series due 2047 325,000,000 3.900% Series due 2048 650,000,000 3.000% Series due 2049 325,000,000 2.800% Series due 2050 350,000,000 3.050% Series due 2051 375,000,000 2.850% Series due 2051 375,000,000 4.600% Series due 2052 ...350,000,000 4.375% Series due 2052 425,000,000 Total $4625J)0CLD00 WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage, (a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended; (b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and (c) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 4.900% Series due 2033, (hereinafter sometimes called the "bonds of the New Series" or the "bonds of the 4.900% Series due 2033"); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the New Series shall be substantially as follows: 11

(Form of Face of Bond) UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. PECO ENERGY COMPANY REGISTERED NUMBER FIRST AND REFUNDING MORTGAGE BOND, 4.900% SERIES DUE 2033, DUE JUNE 15,2033 PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to Cede & Co. or registered assigns, Five Hundred Seventy-Five Million Dollars on June 15,2033, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 4.900 percent per annum in like coin or currency, payable at either of the offices aforesaid on June 15 and December 15 of each year, beginning on December 15, 2023, until the Company's obligation with respect to the payment of such principal shall have been discharged. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date. This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place. [Remainder of this page intentionally left blank] 12

IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its Treasurer or Assistant Treasurer, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary. Dated: PECO ENERGY COMPANY By Treasurer or Assistant Treasurer Attest Secretary or Assistant Secretary 13

(Form of Reverse of Bond) PECO ENERGY COMPANY First and Refunding Mortgage Bond, 4.900% Series Due 2033, Due June 15, 2033 (CONTINUED) This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 4.900% Series due 2033. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties, indemnities and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued. As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on June 15, 2033, and are issuable only in registered form without coupons in any denomination authorized by the Company. Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC's (or another depositary's) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to March 15, 2033 (three months prior to the maturity date of the bonds of this series) (the "Par Call Date"), the redemption price shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; or (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption. 14

On or after the Par Call Date, the Company may redeem bonds of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to the redemption date. "Treasury Rate" means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m.. New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as "Selected Interest Rates (Daily) - H.15" (or any successor designation or publication) ("H.15") under the caption "U.S. government securities-Treasury constant maturities-Nominal" (or any successor caption or heading) ("H.15TCM"). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the "Remaining Life"); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H. 15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m.. New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m.. New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. 15

The Company's actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any bonds of this series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of this series to be redeemed. New bonds of this series in a principal amount equal to the unredeemed portion of the bonds of this series will be issued in the name of the holder of the bonds of this series upon surrender for cancellation of the original bonds of this series. For so long as the bonds of this series are held by DTC (or another depositary), the redemption of the bonds of this series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided. This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933, as amended, or of the rules and regulations of the Securities and Exchange Commission thereunder. (End of Form of Reverse of Bond) 16 and WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit: (Form of Trustee's Certificate) This bond is one of the bonds, of the series designated therein, provided for in the within-mentioned Mortgage and in the One Hundred and Twenty-Third Supplemental Indenture dated as of June 1, 2023. U.S. BANK NATIONAL ASSOCIATION, Trustee By Authorized Officer and WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized. NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to U.S. Bank National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.: The real property set forth in Exhibit A. attached hereto and hereby made a part hereof, with any improvements thereon erected as may be owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Exhibit A. 17

All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture. Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances. Also all the Company's electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances. Also all the Company's gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances. Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business. Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business. Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same. 18

Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto. Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company. Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof. It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto. TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever; IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage. AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH: It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit: 19

ARTICLE I AMENDMENTS OF MORTGAGE Section i. Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows: By adding to paragraph (d) of Section 5 and to the first clause of Section 9, the following: "4.900% SERIES DUE 2033" ARTICLE 11. BONDS OF THE NEW SERIES Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the form of bonds of the New Series, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited. Subject to the provisions of the Mortgage, the bonds of the New Series shall be issuable without limitation as to the aggregate principal amount thereof. The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event such bonds shall be dated June 23,2023. The bonds of the New Series shall mature on June 15, 2033. The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the form of bond hereinbefore recited, payable on June 15 and December 15 of each year, beginning on December 15, 2023, until the Company's obligation with respect to the payment of principal thereof shall have been discharged. In the event that any interest payment date is not a Business Day (as defined below), then the payment of interest payable on such date will be made on the next succeeding day which is a Business Day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. The bonds of the New Series shall be in any denomination authorized by the Company. Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount. Any such exchange may be made upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. 20

Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book-entry system administered by The Depository Trust Company (or its successor, referred to herein as the "Depository") as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system. (b) So long as the book-entry system is being used, one or more bonds of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository's nominee (the "Nominee") will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book- entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein. (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days' prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository). (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository). (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants 21 provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities. (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture. (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series. Neither the Trustee nor any of its agents shall have any responsibility for any actions taken or not taken by the Depository. (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series, the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern. (i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners. (j) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplement Indenture or under applicable law with respect to any transfer or any interest in the bonds of the New Series (including any transfer between or among DTC participants, members or beneficial owners in global security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof. Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend: UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. 22

Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage. Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled. Section 6. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date. Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto. ARTICLE III. ISSUE AND AUTHENTICATION OF BONDS OF THE NEW SERIES In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the New Series of an aggregate principal amount of $575,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, the Treasurer, or the Assistant Treasurer of the Company, under the terms and provisions of paragraph (e) of Section 3 of Article II of the Mortgage, as amended. ARTICLE IV. REDEMPTION OF BONDS OF THE NEW SERIES Section 1. The bonds of the New Series shall be redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC's (or another depositary's) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing 23 upon the registration books. At any time prior to March 15, 2033 (three months prior to the maturity date of the bonds of the New Series) (the "Par Call Date"), the redemption price shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of the New Series or portions of the bonds of the New Series called for redemption. On or after the Par Call Date, the Company may redeem the bonds of the New Series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of the New Series being redeemed plus accrued and unpaid interest thereon to the redemption date. For purposes of this Section 1, "Treasury Rate" means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m.. New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as "Selected Interest Rates (Daily) - H.15" (or any successor designation or publication) ("H.15") under the caption "U.S. government securities-Treasury constant maturities-Nominal (or any successor caption or heading) ("H.15 TCM"). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the "Remaining Life"); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H. 15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United 24

States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company's actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of the New Series for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of the New Series of a principal amount of $2,000 or less will be redeemed in part. If any bond of the New Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of the New Series to be redeemed. A new bond of the New Series in a principal amount equal to the unredeemed portion of the bonds of the New Series will be issued in the name of the holder of the bonds of the New Series upon surrender for cancellation of the original bonds of the New Series. For so long as the bonds of the New Series are held by DTC (or another depositary), the redemption of the bonds of the New Series shall be done in accordance with the policies and procedures of the depositary. Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the New Series as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article HI and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the New Series shall be required. ARTICLE V. CERTAIN EVENTS OF DEFAULT; REMEDIES Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIH of the Mortgage, constitute an "event of default" under the Mortgage, as fully as if such events were enumerated therein: (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage; Section 2. So long as any bonds of the New Series remain outstanding. Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words "as herein provided," at the end of clause (2) thereof, the following: "or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause 25

(1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII." ARTICLE VI. CONCERNING THE TRUSTEE The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions: The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In acting hereunder and with respect to the bonds of the New Series, the rights, privileges, protections, immunities and benefits afforded to the Trustee under the Mortgage and indentures supplemental thereto, including, without limitation, its right to be indemnified, are deemed to be incorporated herein, and shall be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full. ARTICLE VII. MISCELLANEOUS Section 1. Unless otherwise clearly required by the context, the term "Trustee," or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee. Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same. Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto. Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument. The Trustee shall have the right to accept and act upon any notice, instruction, or other communication, including any funds transfer instruction, (each, a "Notice") received pursuant to this Agreement by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) and shall not have any duty to confirm that the person sending such Notice is, in fact, a person authorized to do so. Electronic signatures believed by Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to Trustee) shall be deemed original signatures 26 for all purposes. Each other party to this Agreement assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to Trustee, including without limitation the risk of Trustee acting on an unauthorized Notice and the risk of interception or misuse by third parties. Notwithstanding the foregoing, Trustee may in any instance and in its sole discretion require that a Notice in the form of an original document bearing a manual signature be delivered to Trustee in lieu of, or in addition to, any such electronic Notice. Section 5. This Supplemental Indenture shall be effective as of June 1, 2023, but was actually executed and delivered as of June 7, 2023 by the Trustee, and as of June 14,2023 by the Company. [Remainder of this page intentionally left blank] 27

IN WITNESS WHEREOF, an Authorized Officer of the party of the first part and a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures this 14th day of June. 2023. PECO ENERGY COMPANY By ii . Melissa E. Ramirez. Authorized Officer Supplemental indenture - Company's Signature Page

U.S. BANK NATIONAL ASSOCIATION, Trustee -Supplemental Indenture - Trustee's Signature Page

STATE OF ILLINOIS ) ) ss, COUNTY OF COOK ) On this, the lAhday of June. 2023. before me. a Notary Public in and for the State of Illinois, the undersigned officer, personally appeared Melissa E. Ramirez, who acknow ledged herself to be an Authorized Officer of PECO Energy Company, a Pennsylvania corporation, and that she as such officer, being authorized to do so. executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as such officer. In witness whereof. I hereunto set mv hand and official seal. Commission Number: 434429 My Commission expires: 6/15/2025 [NOTARIAL SEAL] Supplemental Indenture - Compam "s Notary Page

COMMONWEALTH OF PENNSYLVANIA COUNTY OF rn'trArfc. SS. On this, the 7th day of June, 2023, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared MifciU d/Lwho acknowledged himself to be the Vice President of U.S. Bank National Association, a national banking association, as Trustee, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the national banking association, as Trustee, by himself as such officer. In witness whereof, I hereunto set my hand and official seal. Commission Number: ^ My Commission expires: [NOTARIAL SEAL] Commonwealth of Pennsylvania - Notary Seal MICHAEL JUDGE, Notary Public Philadelphia County My Commission Expires June 30, 2026 Commission Number 1284429 Notary Public Supplemental Indenture - Trustee's Notary Page

CERTIFICATE OF RESIDENCE U.S. Bank National Association, Mortgagee and Trustee within named, hereby certifies that its precise address in the City of Philadelphia is 50 South 16th Street, Philadelphia, Pennsylvania 19102. U.S. BANK NATIONAL ASSOCIATION, Trustee

Exhibit A .7316 acre parcel - Island Avenue City and County of Philadelphia, PA ALL THAT CERTAIN lot or parcel of ground. SITUATE in the 40th Ward of the City of Philadelphia, Commonwealth of Pennsylvania, bounded and described in accordance with Survey and Plan No. C14-2-7425 made for Philadelphia Electric Company by Barry S. Slepion, Surveyor and Regulator, Tenth District, dated November 29, 1985, as follows: BEGINNING at a point on the Southeasterly side of Suffolk Avenue (50 feet wide) said point being at the distance of 279.014 feet measured North 36 degrees 40 minutes 18 seconds East along the Southeasterly side of said Suffolk Avenue from its intersection with the Easterly side of Island Avenue (Pennsylvania State Highway RT. 67281) (variable width), said point also being at the distance of 5 feet, more or less, measured North 36 degrees 40 minutes 18 seconds East from the center of Philadelphia Electric Company Manhole No. 92539 and extending; thence from said point of beginning along the Southeasterly side of said Suffolk Avenue North 36 degrees 40 minutes 18 seconds East 285.579 feet to a point; thence extending along or near a chain link fence South 75 degrees 10 minutes 11.84 seconds East 112.043 feet to a point; thence extending through ground of Philadelphia Electric Company, of which this is a part, the two (2) following courses and distances: (1) South 36 degrees 40 minutes 18 seconds West 327.264 feet to a point and (2) North 53 degrees 19 minutes 42 seconds West 104 feet to the first mentioned point and place beginning. Containing 31,867.836 square feet or 0.7316 of an acre. 4705-A Ridge Avenue, Philadelphia, PA 19129 City and County of Philadelphia, PA ALL THOSE TWO CERTAIN lots or pieces of ground with the buildings and improvements thereon erected. SITUATE in the Twenty-first Ward of the City of Philadelphia, and described, as follows, to wit: ONE THEREOF, BEGINNING at a point on the Southwest side of the Right-of-Way line of the Philadelphia, Germantown and Norristown Railroad (Sixty feet wide) at the distance of Four Hundred and Fifty-seven feet Five and Seven-eighths inches Northwestward from the Northwest side of School House Lane; thence extending North Sixty-six Degrees, Forty-eight Minutes, Five Seconds West, along said Right-of-way of the Philadelphia, Germantown and Norristown Railroad, Seven Hundred and Thirteen feet Three and One-quarter inches to a Certain Ten feet wide alley which extends Northeastward and Southwestward from the said Right-of-Way line of the Philadelphia, Germantown and Norristown Railroad to Ridge Avenue (Sixty feet wide); thence extending South Twenty-six Degrees, Forty-three Minutes West, along the above-described Ten feet wide alley, Ninety-two feet Three and Five-eighths inches to a retaining wall; thence extending South Sixty-three Degrees, Seventeen Minutes East, along said retaining wall. Four Hundred and Eighty feet to a point; thence extending North Twenty-six Degrees, Forty-three Minutes East Fifteen feet to a point; thence extending South Sixty-three Degrees, Seventeen Minutes East One hundred and Sixty-three feet Six and One-eighth inches to a point; thence extending South Forty-five Degrees, Thirteen Minutes East Eighty-one feet Five and One-eight inches to a point; thence extending North Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds East, crossing the head A-1 of a Certain proposed Twenty-five feet wide Driveway and also crossing a roadway for a siding from said railroad. One Hundred and Forty-six feet Seven and One-eighth inches to the first mentioned point and place of beginning; AND THE REMAINING OTHER THEREOF, BEGINNING at a point in the Southwest side of the Right-of-Way line of the Philadelphia, Germantown and Norristown Railroad at the distance of Four Hundred and Seven feet Five and Seven-eighths inches Northwestward from the Northwest side of School House Lane; thence extending North Sixty-six Degrees, Forty-eight Minutes, Five Seconds West, along said Right-of-Way line of the Philadelphia, Germantown and Norristown Railroad, Fifty feet to a corner of land recently conveyed to John P. McCoy; thence extending South Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds West, along said land now or late of John P. McCoy, and crossing a Certain Twenty-two feet wide roadway used as a siding to said railroad. One Hundred and Forty-six feet Seven and One-eighth inches to a point; thence extending South Forty-five Degrees, Thirteen Minutes East Fifty-three feet Nine and One-quarter inches to a point; thence extending North Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds East, crossing the proposed head of a Certain Driveway, One Hundred and Sixty-six feet Four and one-half inches to the first mentioned point and place of beginning. Easement parcel: TOGETHER WITH all those appurtenant real property easements as respects to the lot of ground first above described, with the free and common use, right, liberty and privilege of the proposed driveway and roadway for the above mentioned railroad siding, which said proposed driveway and roadway for siding are described as follows; BEGINNING at a point on the Northwest side of said School House Lane at the distance of Eighty-nine feet and One-half of an inch Southwestward from a Sixty-six foot wide Right-of-Way of the Philadelphia, Germantown and Norristown Railroad; thence North Forty-eight Degrees, Forty-two Minutes, Fifty-five Seconds West One Hundred and Seventy-five feet Six and one-quarter inches to a point; thence extending North Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds East Thirty feet One and Three-quarters inches to a point on the said Sixty-six feet wide Right-of-Way; thence North Sixty-six Degrees, Forty- eight Minutes, Five Seconds West (between Right-of-Way and a Twenty-two feet wide roadway for a siding and across said siding) Two Hundred and Sixty-three feet to a point in the line of premises hereinabove recited; thence on a line running along said land and crossing said siding South Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds West Twenty-two feet to a point; thence extending along said Twenty-two feet wide roadway for siding and passing through a Certain unloading platform a point of which is in the bed of said roadway and the use of which is excepted therefrom. South Sixty-six Degrees, Forty-eight Minutes, Five Seconds East Two Hundred and Twenty-nine feet to a point in a proposed Forty feet wide Driveway; thence extending along said proposed Forty feet wide Driveway, South Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds West One Hundred and Thirty feet Seven and Five-eighths inches to a point in proposed Twenty-five feet wide Driveway; thence extending along same North Sixty-six Degrees, Forty-eight Minutes, Five Seconds West Ninety-eight feet Seven inches to a point; thence still further along said proposed Twenty-five feet wide Driveway along the Northeast side thereof. North Forty-one Degrees, Twenty-five Minutes, Forty Seconds West One Hundred and Thirty-seven feet Eight and Three-eighths inches to another point in line of land above- described; thence extending along same South Twenty-three Degrees, Eleven Minutes, fifty-five Seconds West Twenty-seven feet Eight inches to a point in the Southwest side of the proposed Twenty- five feet wide Driveway; thence extending along same South Forty-one Degrees, Twenty-five Minutes, Forty Seconds East One Hundred and Thirty-one feet five and Five-eighths inches to a point and crossing the head of a Five feet wide alley; thence still further along the same. South Sixty-six Degrees, Forty-eight Minutes, Five Seconds East One Hundred and Forty-four feet Two and One-half inches to a comer formed by the intersection of the proposed Twenty-five feet wide Driveway with the above mentioned proposed Forty feet wide Driveway; thence extending along same crossing the head of a Five feet wide alley which leads Southeastwardly into School House Lane, and also crossing the head of the first mentioned proposed Twenty-five feet wide Driveway North Twenty-three Degrees, Eleven Minutes, Fifty-five Seconds East One Hundred and Fifteen feet Eleven and One-eighth inches to a point; A-2 thence extending South Forty-eight Degrees, Forty-two Minutes, Fifty-five Seconds East One Hundred and Sixty-seven feet and One-quarter of an inch to the Northwest side of School House Lane; thence extending North along same Forty-one Degrees, Seventeen Minutes, Five Seconds East Twenty-five feet to place of beginning. TOGETHER WITH all those appurtenant real property easements as respects to the lot of ground second and last above described, with the free and common use, right, liberty and privilege of the aforesaid driveway and roadway for the above mentioned siding, for the use of the last described premises. BEING known as 4705-A Ridge Avenue THE ABOVE PROPERTY IS FURTHER DESCRIBED AS FOLLOWS: All that certain piece, parcel or lot of land situate in the 21 st Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described according to "ALTA/NSPS Land Title Survey Plan for PECO Energy Company at 1405A Ridge Avenue", referenced hereafter, to wit: Beginning at a point at the Westerly right-of-way line o School House Lane on City Plan 40 feet wide legally open where it is intersected by the Southerly right-of-way of a railroad 40 feet wide of the "ALTA/NSPS Land Title Survey Plan for PECO Energy Company at 4705A Ridge Avenue" Commencing at a point at the intersection of the westerly right-of-way line of School House Lane on City Plan 40 feet wide legally open and the Southerly right-of-way line of Railroad 66 feet wide, thence along the said southerly right-of-way line of the railroad North 71 degrees 28 minutes 10 seconds West a distance of 406-890 feet to a point at a comer of lands now or formerly of Arimaya LLC said point being the point of beginning; thence along said lands now or formerly of Arimaya LLC South 18 degrees 31 minutes 50 seconds West a distance of 166.380 feet to a point at a corner of lands now or formerly of Eimon and Amin Enterprises, Inc.; thence along said lands the following three (3) courses and distances: 1) North 49 degrees 53 minutes 05 seconds West a distance of 135.198 feet to a point; 2) North 67 degrees 57 minutes 05 seconds West a distance of 163.510 feet to a point; 3) South 22 degrees 02 minutes 55 seconds West a distance of 15.000 feet to a point; thence leaving said lands and continuing along lands nor or formerly Zachary loannucci, 31 contiguous properties and the Northerly side of a 3 foot wide alley by deed North 67 degrees 57 minutes 05 seconds West a distance of 480.490 feet to a point at a corner of lands now or formerly of Frank B. Jones and Easterly side of a 10 foot alley; thence along said lands North 22 degrees 02 minutes 55 seconds East a distance of 92.272 feet to a point on the said Southerly right-of-way line of the railroad; thence along said right-of-way South 71 degrees 28 minutes 10 seconds East a distance of 763.762 feet to the point of beginning. Containing 2.009 acres or 8,527 S.F. and being acct# OPA Acct#884630200 as shown on the "ALTA/Land Title Survey Plan for PECO Energy Company at 1405A Ridge Avenue" prepared by Rettew & Associates with Plan date 9/15/2022. 4705 Ridge Avenue, Philadelphia, PA 19129 Portion of former bed of School House Lane City and County of Philadelphia, PA Legal Description of Property Conveyed with Special Warranty ALL that certain piece, parcel or lot of land situate in the 21st Ward of the City of Philadelphia, County of Philadelphia and Commonwealth of Pennsylvania as described according to "ALTA/NSPS Land Title Survey Plan for PECO Energy Company at 4705 Ridge Avenue", referenced hereinafter, to wit: A-3

COMMENCING at the point of intersection of the northerly side of Ridge Avenue (60' wide) and the northerly side of School House Lane (42' wide and variable width); Thence extending southeasterly along the northerly side of School House Lane along a curve to the right, having a radius of 115.000 feet, an arc distance of 119.996 feet, a chord bearing of South BPlb'OO" East, a chord length of 114.626 feet, and a delta angle of 59o47,06"; Thence along the right-of-way reserved for drainage purposes, water main purposes and public utility purposes (variable width) North 38037,33" East a distance of 3.342 feet to the true POINT OF BEGINNING; Thence along formerly right of way of School House Lane also being the right-of-way reserved for drainage purposes, water main purposes and public utility purposes (variable width) the following two (2) courses and distances: 1. North 55° 01' 50" West a distance of 157.159 feet to a point; 2. North 46° 18' 49" West a distance of 18.417 feet to a point a corner of lands now or formally Eimon & Amin Enterprises, Inc.; Thence along said lands now or formerly Eimon & Amin Enterprises, Inc. the following two (2) courses and distances: 1. North 43° 39' 10" East a distance of 80.072 feet to a point; 2. North 46° 20' 52" West a distance of 9.729 feet to a point along the other lands of PECO Energy Company; Thence along said other lands of PECO Energy Company North 22° 04' 17" East a distance of 166.380 feet to a point along the southerly side of the said SEPTA railroad right-of-way; Thence along said SEPTA railroad right-of-way South 67° 55' 54" East a distance 406.352 feet to the current Right of Way of School House Lane (40' wide); Thence along the said current Right of Way of School House Lane (40' wide) South 38033'34" West a distance of 38.541 feet to the point where the current Right of Way of School House Lane meets the former right-of-way of School House Lane; Thence along the former right-of-way of School House Lane the following two (2) courses and distances: 1. South 40° 09' 16" West a distance of 230.384 feet to a point; 2. South 60° 47' 46" West a distance of 68.859 feet to a point along the current right of way of School House Lane; Thence along the said current right of way of School House Lane along a curve to the right, having a radius of 85.000 feet, an arc distance of 12.777 feet a chord bearing of North 85018' 13" West, a chord length of 12.765, and a delta angle of 8036,45" to the intersection with the former right of way of School House Lane; Thence along the said former right of way of School House Lane North 55° 01' 50" West a distance of 121.806 feet to the POINT OF BEGINNING. All distances are in Philadelphia District Standard Measure. CONTAINING 2.367 acres and being all OPA Acct# 884084900 as shown on the "ALTA/Land Title Survey Plan for PECO Energy Company at 4705 Ridge Avenue" prepared by Rettew Associates Inc. with a plan date of 3/09/2023 and last revised 03/28/2023. Being the property conveyed to Grantor by Domenic Pellicciotti by Deed dated 3/11/2008 and recorded 4/3/2008 in Philadelphia County, PA, as Document No. 51881020, in fee. Bearings noted herein are based upon City of Philadelphia Streets Department State Block Plan for A-4

Schoolhouse Lane. Distances noted herein are based upon District Survey Measure (DSM). Legal Description of Property Conveyed without Warranty Portion of Gap Area reserved by City for Drainage Purposes, water main purposes and public utility purposes. ALL that certain piece, parcel or lot of land situate in the 21 st Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described, to wit: BEGINNING at the point of intersection of the northerly side of Ridge Avenue (60' wide) and the northerly side of School House Lane {AT wide and variable width); thence extending northwestwardly, westwardly and southwestwardly along the northerly side of said Ridge Avenue on a line curving to the left, having a radius of 1060 feet, the arc distance of 352.926 feet to a point; thence extending North 25035'48,, East the distance of 8.181 to a point; thence extending South East a distance of 148.792 feet to a point; thence extending South 46018,49" East the distance of 150.612 feet to a point; thence extending South 55o0r50M East the distance of 157.159 feet to a point; thence extending South 38037,33" West a distance of 3.342 feet to a point on a curve on the northerly side of said School House Lane; thence extending northwestwardly, westwardly and southwestwardly along the same in a line curving to the left, having a radius of 115.000 feet, the arc distance of 119.996 feet to the first mentioned point and place of beginning; BEING a right-of-way reserved for drainage purposes, water main purposes and public utility purposes (variable width) within the area between the northerly house line of Ridge Avenue and the former northerly house line of Ridge Avenue to the intersection of the open and traveled School House Lane with School House Lane. Legal Description based upon easement from the then current owner to the City of Philadelphia in Document #40387508. Portion of Gap Area between the former northerly right-of-way line of School House Lane and the Current right-of-way of School House Lane adjacent to OPA #884630200 (Westerly Area). ALL that certain piece, parcel or lot of land situate in the 21 st Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described, to wit: COMMENCING at the point of intersection of the northerly side of Ridge Avenue (60' wide) and the northerly side of School House Lane (42' wide and variable width); thence extending southeasterly along the northerly side of School House Lane along a curve to the right, having a radius of 115.000 feet, an arc distance of 119.996 feet, a chord bearing of South 81o16'00" East, a chord length of 114.626 feet, and a delta angle of 59047 W to the true POINT OF BEGINNING; Thence along the right-of-way reserved for drainage purposes, water main purposes and public utility purposes (variable width) North 38037'33" East a distance of 3.342 feet to the former northerly right-of- way line of School House Lane; Thence along the said former northerly right-of-way line of School House Lane South 55o0r50" East a distance of 121.807 feet to where the former right-of-way line of School House Lane meets the current right-of-way line of School House Lane; Thence along the said current right-of-way line of School House Lane the following two (2) courses and distances: A-5

Along a curve to the right an arc length of 43.947 feet, having a radius of 85.000 feet, having a chord bearing of North 66° 11' 08" West, a chord distance of 43.460' and a delta angle of 029° 37' 25"; North 51° 22' 27" West a distance of 79.544 feet to the POINT OF BEGINNING. Containing 0.017 Acres of land and being a portion of land situated between the former right-of-way line of School House Lane and the current right-of-way line of School House Lane; Portion of Gap Area between the former northerly right-of-way line of School House Lane and the Current right-of-way of School House Lane adjacent to OPA # 884630200 (Easterly Area). ALL that certain piece, parcel or lot of land situate in the 21 st Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described, to wit: COMMENCING at the point of intersection of the northerly side of Ridge Avenue (60' wide) and the northerly side of School House Lane (42' wide and variable width); Thence extending southeasterly along the northerly side of School House Lane the following three (3) courses and distances: Along a curve to the right, having a radius of 115.000 feet, an arc distance of 119.996 feet, a chord bearing of South 81o16'00" East, a chord length of 114.626 feet, and a delta angle of 59o47'06"; South 51022' 27" East a distance of 79.544 feet; Along a curve to the left, have a radius of 85.000 feet, an arc distance of 56.723 feet, a chord bearing of South 70c>29,29" East, a chord length of 55.676 feet and a delta angle of 38o14,06" to a point where the where the former right-of-way line of School House Lane meets the current right-of-way line of School House Lane being the true POINT OF BEGINNING; Thence along the said former right-of-way line of School House Lane the following two (2) courses and distances: North 60° 47' 46" East a distance of 68.859 feet; North 40° 09' 16" East a distance of 230.384 feet to a point where the former right-of-way line of School House Lane meets the current right-of-way line of School House Lane; Thence along the said current right-of-way line of School House Lane the following two (2) courses and distances: 1. South 38° 33' 34" West a distance of 227.207 feet; 2. Along a curve to the right an arch length of 76.892 feet, having a radius of 85.000 feet, a chord bearing of South 64° 28' 29" West a chord distance of 74.297 feet, with a delta angle of 510 49' 50" to the POINT OF BEGINNING; Containing 0.030 Acres of land and being a portion of land situated between the former right- of-way line of School House Lane and the current right-of-way line of School House Lane; Being the property conveyed to Grantor by Domenic Pellicciotti by Deed dated 3/11/2008 and recorded 4/3/2008 in Philadelphia County, PA, as Document No. 51881020, in fee. Bearings noted herein are based upon City of Philadelphia Streets Department State Block Plan for Schoolhouse Lane. All Distances noted herein are based upon District Survey Measures (DSM). 6501 New State Road Philadelphia, PA 19135 City and County of Philadelphia, PA A-6

All that certain piece and parcel of land situate in the 41st ward of the City of Philadelphia, County of Philadelphia, Commonwealth of Pennsylvania, and described in accordance with a plan entitled " MAST IITACONY CHARTER SCHOOL - ALTA/NSPS SURVEY" prepared for Mast Community Charter School, prepared by Pennoni Associates Inc., reference MCCS1501 V0301 & V0302, plan dated 09-30-2016, LAST REVISED 11-02-2016 and being more particularly described as follows: Beginning at a point on the Southeasterly side of New State Road (56 foot wide - Legally Open - on City Plan), said point being measured the following two (2) courses from a point of curvature on the Northeasterly side of Elbridge Street (variable width - Legally Open - on City Plan), thence; A, 137.521 feet measured along the arc of a curve concave to the Southeast connecting the said Northeasterly side of Elbridge Street with the said Southeasterly side of New State Road, having a radius of 93.323 feet to a point in the Southeasterly line of New State Road, thence; B. Along the Southeasterly line of New State Road, North 53 degrees 33 minutes 21 seconds East, a distance of 5.781 feet to a point in the same and point of beginning, thence; For herein described parcel, the following thirty-three (33) courses, thence; 1. Along the said side of New State Road, partly crossing former Hellerman Street (60 foot wide - not Legally Open - Stricken from City Plan), North 53 degrees 33 minutes 21 seconds East, a distance of 166.469 feet to a point of curvature, thence; 2. Continuing 188.437 feet, along the arc of a curve concave to the Southeast, partly crossing said former Hellerman Street, and along the said Southeasterly side of New State Road, having a radius of 964.562 feet and a delta angle of 11 degrees 11 minutes 36 seconds, to a point of tangency with a cord bearing of South 59 degrees 09 minutes 09 seconds West and a cord length of 188.138 feet, thence; 3. Continuing along the said side of New State Road, North 64 degrees 44 minutes 57 seconds East, a distance of 202.833 feet to a point of curvature, thence; 4. Continuing 106.125 feet along the arc of a curve concave to the Northwest, along the said side of New State Road, having a radius of 1030.562 feet and a delta angle of 005 degrees 54 minutes 01 seconds, to a point of tangency with a cord bearing of North 61 degrees 47 minutes 57 seconds East, and a cord length of 106.078 feet, thence; 5. Continuing along the same, North 58 degrees 50 minutes 57 seconds East, a distance of 8.698 feet to a point on the Westerly Corner of former Magee Avenue (60 foot wide - not Legally Open - not on City Plan), reserved as a right of way for drainage and water main purposes, thence; 6. Along the said side of New State Road and partly along the Northwesterly end of former Salters Lane (33 foot wide - not Legally Open - not on City Plan), North 58 degrees 50 minutes 57 seconds East, a distance of 60.010 feet to a point on the Northerly corner of said former Magee Avenue, thence; 7. Along the Northeasterly side of said former Magee Avenue, South 32 degrees 11 minutes 35 seconds East, a distance of 141.448 feet to a point on the Northwesterly side of an area reserved as a right of way for construction and maintenance of sewers (herein referred to as Maintenance R.O.W.), thence; 8. Along the said side of former Magee Avenue, and along the Southwesterly side of the said Maintenance R.O.W., South 32 degrees 11 minutes 35 seconds East, a distance of 60.135 feet to a point at the Southwesterly comer of the said Maintenance R.O.W., thence; A-7

9. Along the said side of former Magee Avenue, South 32 degrees 11 minutes 35 seconds East, a distance of 43.958 feet to a point on the Maintenance R.O.W., thence; 10. Along the said side of former Magee Avenue and along the Southwesterly side of the Maintenance R.O.W, South 32 degrees 11 minutes 35 seconds. East, a distance of 91.615 feet to a point at the Southwesterly corner of the Maintenance R.O.W, thence; 11. Along the said side of former Magee Avenue, South 32 degrees 11 minutes 35 seconds East, a distance of 265.719 feet to a point on the Westerly comer of former Milnor Street (60 foot wide - not Legally Open - stricken from City Plan), reserved as a right of way for drainage purposes, thence; 12. Along the said side of former Magee Avenue, and along Southwesterly line of former Milnor Street, reserved as a right of way for drainage purposes, South 32 degrees 11 minutes 35 seconds East, a distance of 60.135 feet to a point, thence; 13. Along the said side of former Magee Avenue, South 61 degrees 40 minutes 13 seconds West, a distance of 3.729 feet to a point at the Northerly corner of a separate portion of former ' Magee Avenue (60 foot wide - not legally open - not on city plan), reserved for reconstruction, repair, and maintenance of sewers, thence; 14. Along the Northeasterly side of said former Magee Avenue, crossing a 40 feet wide right of way reserved to maintain water conduit, crossing the Kensington and Tacony Railroad (see agreement dated 12/11/1886 and recorded in deed book GGP 222 page 43 in reference to certain exceptions and reservations in favor of Kensington and Tacony Railroad), South 28 degrees 19 minutes 47 seconds East, a distance of 634.344 feet to a point on the Bulkhead line of the Delaware River, approved by the Secretary of War 9/10/1940, thence; 15. Along the said bulkhead line, crossing former Magee Avenue South 65 degrees 17 minutes 15 seconds West, a distance of 570.729 feet, to a point on the Southwesterly side of said Hellerman Street, thence; 16. Along the said bulkhead line, and along a bearing of South 65 degrees 17 minutes 15 seconds West, a distance of, 31.698 feet to a point, thence; 17. Partly crossing Delaware avenue (100 foot wide - on city plan - legally open). North 36 degrees 9 minutes 45 seconds West, a distance of 51.292 feet to a point on the Southeasterly line of the Kensington and Tacony Railroad, thence; 18. Along the Southeasterly line of the Kensington and Tacony Railroad, partly crossing said Delaware avenue, recrossing said Hellerman Street, partly crossing said former Magee Avenue, North 65 degrees 09 minutes 30 seconds East, a distance of 570.812 feet to a PK nail in the bed of former Magee Avenue, thence; 19. Partly through the bed of the said former Magee Avenue, North 29 degrees 41 minutes 50 seconds West, a distance of 30.104 feet to a tack in hub on the Northwesterly line of the said Kensington and Tacony Railroad, thence; 20. Along the said Northwesterly line of the Kensington and Tacony Railroad, partly crossing the bed of said former Magee Avenue, crossing the said Hellerman Avenue, and along a bearing of South 65 degrees 09 minutes 30 seconds West, a distance of 574.271 feet to a tack in hub in the said Northwesterly line of the Kensington and Tacony Railroad, and in the bed of the said Delaware avenue; thence; A-8

21. Partly crossing the said Delaware Avenue, North 36 degrees 09 minutes 45 seconds West, a distance of 35.698 feet to a point, thence; 22. North 36 degrees 09 minutes 45 seconds West, a distance of 484.354 feet to a point on the former Milnor Street (60 foot wide - not Legally Open - not on City Plan), reserved for reconstruction, repair, and maintenance of sewers, thence; 23. Partly crossing the said line of former Milnor Street, North 36 degrees 09 minutes 45 seconds West, a distance of 30.281 feet to a tack in hub, thence; 24. North 36 degrees 09 minutes 45 seconds West, a distance of 30.281 feet to a tack in hub in the Northwesterly line of the said former Milnor Street, thence; 25. Along the Northwesterly line of the said former Milnor Street, North 61 degrees 40 minutes 13 seconds East, a distance of 17.469 feet, to a tack in hub, thence; 26. North 32 degrees 11 minutes 35 seconds West, a distance of 50.000 feet to a point, thence; 27. North 61 degrees 40 minutes 13 seconds East, a distance of 60.000 feet to a point, thence; 28. North 32 degrees 11 minutes 35 seconds West, a distance of 273.552 feet to a point, thence; 29. South 58 degrees 06 minutes 25 seconds West, a distance of 100.531 feet, to a PK nail, thence; 30. North 32 degrees 11 minutes 35 seconds West, a distance of 10.000 feet to a PK nail, thence; 31. South 58 degrees 06 minutes 25 seconds West, a distance of 13.104 feet to a PK nail, thence; 32. North 32 degrees 11 minutes 35 seconds West, a distance of 195.000 feet to a tack in hub, thence; 33. North 36 degrees 09 minutes 45 seconds West, a distance of 57.750 feet to a point in the Southeasterly line of said New State Road, and point and place of beginning. Containing within these metes and bounds 822,077 square feet or 18.87229 acres, more or less. BEING known as 6501 New State Road EXCEPTING AND RESERVING THEREFROM a tract of land as referenced in Notice of Condemnation by the Commonwealth of Pennsylvania, Department of Transportation, of Right-of- Way for State Route 0095, Section CPR, a Limited Access Highway, dated 10/19/2021, a Declaration of Taking recorded 10/19/2021, in Document Id: 53891945. 105 W Ridge Pike, Limerick, PA 19468 Township of Limerick Township, County of Montgomery ALL that certain piece, parcel or lot of land situate on the southerly side of West Ridge Pike (SR- 4031) in the Township of Limerick, County of Montgomery and state of Pennsylvania as described according to an ALTA/NSPS Land Title Survey Plan prepared by Rettew dated 10/27/2022, to wit: A-9

BEGINNING at a point along lands now or formerly William L. Heffner III ET AL where it is intersected by the West Ridge Pike (SR-4031) southerly right-of-way (60 feet wide) 0.1 feet southwest of a found Concrete Monument; Thence along said lands of Heffner the following two (2) courses and distances:

1. South 43°02'32" West a distance of 154.11 feet to a point;
2. South 54°40'38" East a distance of 102.75 feet to a found 1/2" copper pipe along lands now or formerly Limerick Partners I LP;

Thence along said lands now or formerly of Limerick Partners I LP South 49°40'44" West a distance of 361.89 feet to a found 1/4" iron pin along lands now or formerly West Mont United Soccer Association;

Thence along said lands now or formerly West Mont United Soccer Association the following three (3) courses and distances:

1. North 14°57'40" West a distance of 129.88 feet to a found 1/2" rebar;
2. North 49°46'20" West a distance of 67.55 feet to a found 1" iron pipe;
3. North 50°18'44" West a distance of 177.09 feet to a found 1/2" rebar along lands now or formerly MGB Church Road LLC;

Thence along said lands now or formerly MGB Church Road LLC North 25°22'33" West a distance of 316.12 feet to a found concrete monument along the ultimate right of way of Royersford Road;

Thence along said ultimate right of way of Royersford Road the following three (3) courses and distances:

1. North 35°06'18" East a distance of 210.46 feet to a found mag nail;
2. along a curve to the right 31.52 feet in length having a radius of 20 feet, chord bearing of North 80°16'49" East and chord distance of 28.36 feet to a found mag nail;
3. North 35°30'01" East a distance of 20.10 feet to a point in the said southerly right of way of West Ridge Pike (SR-4031) to a point 0.1 feet northeast of a found drill hole;

Thence along said right of way of West Ridge Pike (SR-4031) the following two (2) courses and distances:

1. South 54°34'05" East a distance of 153.75 feet to a point;
2. South 54°10'33" East a distance of 454.11 feet to a point, the **POINT OF BEGINNING.**

CONTAINING 5.786 Acres or 8,527 S.F. and being all the property shown on the "ALTA/NSPS Land Title Survey for Exelon Business Services" prepared by Rettew Associates, Inc. dated October 27, 2022.

615 East Allen Street, Philadelphia, PA 19125
City and County of Philadelphia, PA

ALL THAT CERTAIN lot or piece of ground with the three story brick messuage or tenement thereon erected.

SITUATE on the Westerly side of Allen Street, a Street or Court twenty feet wide, which was formerly known as Housekeeper's Court or Savannah Street, which Court or Street, is at the Westerly end of a Court of which it has the use and privilege, still known as Housekeepers Court leading Eastwardly from said Allen Street into Beach Street the Western line of said Allen Street into Beach Street being one hundred and fifteen feet East of Richmond (formerly Queen Street) in the Eighteenth Ward of the City of Philadelphia.

A-10

CONTAINING in front or breadth on the said Allen Street seventeen feet and of that breadth extending in length or depth Westwardly between lines parallel with Montgomery Avenue (formerly Warren or Cherry Street) forty feet three inches to ground now or late of the Estate of Thomas Wakeham, deceased, of which this was formerly a part (the Southern line of the said lot being at the distance of seventy-four feet one inch more or less from the North side of said Montgomery Avenue). BOUNDED Southward by ground sometime granted by James Burk and wife to Algernon S. Roberts and Edward Roberts, Northward by ground now or late of Rhyney Small, Eastward by said Allen Street, and Westward by ground now or formerly of the estate of Thomas Wakeham, deceased. BEING known as No. 615 East Allen Street. Being inter alia the same premises which Jane M. Carey, Administrator of the Estate of Patrick Michael Carey, the sole heir and prior Administrator D.B.N, of the Estate of Peter E. Carey, Sr. by Deed dated 3/14/2005 and recorded 4/6/2005 in Philadelphia County, PA, as Document Id: 51149370 conveyed unto Michael J. McAllister, in fee. And the said Maureen McAllister joins in this conveyance to relinquish any, all, title or interest in the aforesaid premises 1448 Beach Street, Philadelphia, PA 19125 City and County of Philadelphia, PA ALL THAT CERTAIN lot or piece of ground with the four several three story brick messuages or tenements thereon erected. SITUATE on the Northwest side of Beach Street at the distance of forty feet North of Warren Street. CONTAINING in front on the said Beach Street Seventeen feet and in depth Northwestwardly seventy feet. BOUNDED Southeastwardly by said Beach Street, Northwestwardly by ground now or late of James Burk, Northeastwardly by a Twelve feet wide alley leading into and from the said Beach Street and Southwestwardly by ground formerly of John Hayes. BEING known as No. 1448 Beach Street, (erroneously referred to as 1338 in prior Deed) A-l I